SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 7, 2007


                        SOUTHCOAST FINANCIAL CORPORATION




Incorporated under the      Commission File No. 0-25933      I.R.S. Employer
laws of South Carolina                                     Identification No.
                                                                57-1079460




                           530 Johnnie Dodds Boulevard

                       Mt. Pleasant, South Carolina 29464

                            Telephone: (843) 884-0504

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant.

         On May 9, 2006, the Company's Audit Committee engaged Clifton D. Bodiford, CPA, to audit the Company's consolidated financial statements for the year ended December 31, 2006. The Committee engaged Mr. Bodiford to replace Elliott Davis, LLC, the Company's prior independent registered public accounting firm, because that firm's independence was terminating as a result of the Company's agreement to engage one of Elliott Davis' accountants to serve as its Chief Financial Officer commencing May 12, 2006.

         On February 7, 2007, the Audit Committee decided not to engage Mr. Bodiford's firm to audit the Company's consolidated financial statements for the year ended December 31, 2007, and decided to re-engage Elliott Davis, LLC because of that firm's long-standing prior relationship with the Company.
Elliott Davis' loss of independence was limited to the one year period from termination of Mr. Heslop's employment with Elliott Davis and his employment by the Company as Chief Financial Officer until the date of initiation of the 2007 audit by Elliott Davis, which is not expected to begin until January 2008. The report of Mr. Bodiford's firm on the Company's financial statements for the year ended December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's most recent fiscal year and any subsequent interim period preceding such resignation there were no disagreements with Mr. Bodiford's firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mr. Bodiford's firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         Accordingly, on February 7, 2007, the Audit Committee engaged Elliott Davis, LLC to audit the Company's consolidated financial statements for the year ended December 31, 2007. During the Company's most recent fiscal year, and any subsequent interim period prior to February 7, 2007, neither the Company nor anyone on its behalf consulted Elliott Davis with respect to any accounting matter.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d)  Exhibit 16  Letter of  former  accountant  pursuant  to Item  304(a)(3)  of
                 Regulation S-K.








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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SOUTHCOAST FINANCIAL CORPORATION
                                    (Registrant)



Date: March 29, 2007            By: /s/ William C. Heslop
                                    --------------------------------------------
                                    William C. Heslop
                                    Senior Vice President and Chief
                                    Financial Officer






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                                  EXHIBIT INDEX

Exhibit 16 Letter of former accountant pursuant to Item 304(a)(3) of Regulation S-K.